                        AIM INVESTMENT SECURITIES FUNDS

                      LIMITED MATURITY TREASURY PORTFOLIO

                              INSTITUTIONAL SHARES

                        Supplement dated October 9, 1996
                   to the Prospectus dated November 17, 1995,
                       as Supplemented December 28, 1995
                               and April 10, 1996

This Supplement replaces and incorporates the Supplement dated April 10, 1996.

The second sentence under the caption "SUMMARY - Redemption of Shares" on page 2 is deleted and replaced in its entirety by the following:

         "Payment for redeemed shares for which redemption orders are received prior to 4:00 p.m. Eastern Time will normally be made in federal funds on the next business day."

The first sentence under the caption "SUMMARY - Dividends and Distributions" on page 2 is deleted and replaced in its entirety by the following:

         "The net investment income of the Fund is declared as a dividend daily to shareholders of record immediately prior to 4:00 p.m. Eastern Time."

The fourth sentence of the first paragraph under the caption "Purchase of Shares" on page 8 of the Prospectus is deleted and replaced by the following:

         "Accordingly, in order to be accepted for execution, purchase orders must be received by the Fund prior to the determination of net asset value (4:00 p.m. Eastern Time) on a business day of the Fund, which means any day on which the New York Stock Exchange (the "NYSE") is open for business."

The third paragraph under the caption "Purchase of Shares" on page 8 of the Prospectus is revised to read in its entirety as follows:

         "To facilitate the investment of the proceeds of purchase orders, the Fund urges Institutions to place their orders as early in the day as possible. Subject to the conditions stated above and the Fund's right to reject any purchase order, purchase orders received by the Fund prior to 4:00 p.m. Eastern Time on any business day will be accepted on that day (a) when payment for the shares of the class of the Fund purchased is received by The Bank of New York, the Fund's custodian bank, in the form described below and notice of such order is provided to AIFS or (b) at the time the order is placed, if the Fund is assured of payment, and will be priced at the net asset value determined as of 4:00 p.m. Eastern Time on such day. Payment for such shares must be received by The Bank of New York, the Fund's custodian, on the next business day of the Fund following the effective date of purchase. Dividends begin accruing on the first business day of the Fund following the day on which a purchase order for the Fund is effective. Purchase orders received by the Fund after 4:00 p.m. Eastern Time on any business day will be effective on the next business day of the Fund and will be priced at the net asset value determined at the end of such day."

The second paragraph under the caption "Redemption of Shares" on pages 8 - 9 of the Prospectus is revised to read in its entirety as follows:

         "Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application. If a redemption request is received by AIFS prior to 4:00 p.m. Eastern Time on a business day of the Fund, the redemption will be effected at the net asset value determined as of 4:00 p.m. Eastern Time on such day and the shares to be redeemed will receive the dividend declared on the day the request is received. The proceeds of a redemption request effected prior to 4:00 p.m. Eastern Time will not be wired to the redeeming shareholder until the next business day of the Fund. A redemption request received by AIFS after 4:00 p.m. Eastern Time or on other than a business day of the Fund will be effected at the net asset value of the Fund determined as of 4:00 p.m. Eastern Time on the next business day of the Fund, and the proceeds of such redemption will normally be wired on the business day next following such determination, or two (2) business days after the receipt of the redemption request."

The following sentences are added at the end of the paragraph under the caption "Portfolio Management" on page 12:

         "Paula A. Permenter has been responsible for the Fund since 1996. Ms. Permenter has been associated with AIM since 1996 and has eight years of experience as an investment professional. Prior to joining AIM, she was an Associate Trader and Investment Assistant with Van Kampen American Capital Asset Management, Inc."